Exhibit 99.1

BancAnalysts Association of Boston Conference 2025

John Stern

Vice Chair and Chief Financial Officer

Mark Runkel

Vice Chair and Head of Payments: Merchants and Institutional

Courtney Kelso

Senior Executive Vice President and Head of Payments: Consumer and Small Business

NOVEMBER 7, 2025

©2025 U.S. Bancorp 2 Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects, targets, initiatives and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in trade policy, including the imposition of tariffs or the impacts of retaliatory tariffs; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of U.S. Bancorp’s loan portfolios or in the value of the collateral securing those loans; changes in commercial real estate occupancy rates; increases in Federal Deposit Insurance Corporation (FDIC) assessments, including due to bank failures; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties, including as a result of cybersecurity incidents; failures to safeguard personal information; impacts of pandemics, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of political events, including government shutdowns; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2024, and subsequent filings with the Securities and Exchange Commission. Factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

©2025 U.S. Bancorp 3 An Exceptional Banking Franchise As a % of Total Revenue1,2 ■ Payment Services ■ Consumer & Business Banking ■ Wealth, Corporate, Commercial & Institutional Banking Fee income represents ~42% of U.S. Bancorp’s total net revenue1 Balance sheet3 Clients4 $680B Assets ~13M Consumers $618B Earning Assets ~1.4M Businesses $512B Deposits ~500K Wealth clients $379B Loans ~45K Corporate and Institutional Key statistics $947B Total purchase volume5 $530B Assets under management4 ~$12T Assets under custody and administration6 105 Fortune Global Company ranked by revenue7 Client centers Branch network Map does not include our European locations 1 For the nine months ended September 30, 2025 taxable-equivalent basis. 2 Business line revenue percentages exclude Treasury and Corporate Support; Non-GAAP; see appendix for reconciliation. 3 Average balances for 3Q25. 4 Data as of September 30, 2025. 5 Total purchase volume shown on a trailing 12-month basis for Retail Payment Solutions (Payments: Consumer and Small Business), Corporate Payment Solutions and Merchant Acquiring for 3Q25. 6 Amount reported as of September 30, 2025. 7 Source: Fortune Global 500 Ranking (2025) 32% 42% 26%

Committed to Achieving Our Financial Targets

Key strategic priorities

1 Organic Growth
Deepening relationships, interconnected product set, and broader reach

2 Expense Management
Capacity to deliver positive operating leverage and fund organic growth

3 Payments Transformation
Execution-focused and targeted strategy; Embedded money movement

	3Q 2024	2Q 2025	3Q 2025	Medium-term target[5]
Return on average assets	1.03%	1.08%	**1.17%**	1.15% to 1.35%
Return on tangible common equity[1]	17.9%	18.0%	**18.6%**	High teens
Fee revenue growth (YoY)[2]	1.9%	4.6%	**9.5%**	Mid-single digits
Efficiency ratio[1]	60.2%	59.2%	**57.2%**	Mid-to-high 50s
Operating leverage (YoY)[1,2]	30 bps[3]	250 bps[3]	**530 bps**	Committed to positive operating leverage
CET1 capital ratio (Cat III)[4]	10.5%	10.7%	**10.9%**	~10% Cat II pro forma
CET1 capital ratio with AOCI[1]	8.6%	8.9%	**9.2%**	

Strong foundation built on financial and risk management discipline

[1] Non-GAAP; see appendix for calculation. [2] Excludes securities gains (losses). [3] Non-GAAP; as adjusted for notable items; see appendix for calculations and description of notable items. [4] 3Q24 ratio calculated in accordance with transitional regulatory requirements related to the CECL methodology; 2Q25 and 3Q25 fully reflect implementation related to the CECL methodology. [5] Medium-term represents 2026 and 2027; subject to economic assumptions outlined in the appendix.

©2025 U.S. Bancorp

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©2025 U.S. Bancorp 5 Payment Services Overview 26% Of Total Revenue1,2 Payment Services Business offers a range of solutions and services across the payments ecosystem Comprised of: • Card Issuing Credit and debit card for consumer and small business 66% Of payments revenue1 • Merchant Processing Card payment acceptance, solutions, and services for merchants 25% Of payments revenue1 • All Other Corporate payments and prepaid solutions 9% Of payments revenue1 Today’s focus Card Issuing Merchant Processing 1 For the nine months ended September 30, 2025 taxable-equivalent basis. 2 Business line revenue percentages exclude Treasury and Corporate Support; Non-GAAP; see appendix for reconciliation. A unique differentiator that has generated $5.5 billion of year-to-date revenue1

©2025 U.S. Bancorp 6 P A Y M E N T S T R A N S F O R M A T I O N Mark Runkel Vice Chair and Head of Payments: Merchants and Institutional (PMI) Courtney Kelso Senior Executive Vice President and Head of Payments: Consumer and Small Business (PCS)

Card Issuing | Merchant Processing

U.S. Bancorp operates across the full payments value stream

Industry value-chain: How U.S. Bancorp and payment participants generate revenue









Consumer	Merchant	Software	Gateway	Acquirer	Network	Issuer
Charges $100 on a card	Sells good or service and accepts payment from consumers	Provides software to merchants to help operate the business	Passes payment data to acquirer and provides integrations	Handles processing of payments on behalf of merchant	Facilitates transactions and data between acquirer and issuer	Provides and manages consumer debit and credit cards

Illustrative industry economics (credit card transaction)

$2.65 (Merchant discount rate) — Acquirer + Network + Issuer

Consumer	Merchant	Software	Gateway	Acquirer	Network	Issuer
$100	$97.30	$0-$80 / month Outside of transaction economics	$0.05	$0.43	$0.15	$2.07 ~85% *Customer Rewards* ~15% *Issuer Share*

elavon by U.S. Bank (Software – Network)

usbancorp (Issuer)

In addition to fees, we generate spread revenue from balances

Note: Customer Rewards and Issuer Share percentages based on analysis from the Federal Reserve Bank of New York (Credit Card Banking, No. 1143, October 2025)

©2025 U.S. Bancorp

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©2025 U.S. Bancorp 8 8% 10% 12% 14% 16% 18% 20% 22% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% Yi el d NCL $0 $50 $100 $150 $200 $250 $300 $350 Peer Peer Peer Peer Peer Peer USB All Other We deliver strong returns in a growing U.S. credit card market Competing in a large U.S. credit card market with disciplined pricing and risk management to drive strong returns Focused portfolio, prioritizing quality over size 2Q2025 Credit Card Net Receivables vs. Peers1 Strong yield with disciplined credit risk management 2Q2025 Interest Income Yield and Net Credit Loss (NCL) vs. Peers1,2 Note: Peer set includes AXP, BAC, C, COF, JPM, and WFC; one of the peer set does not publish interest income yield. 1 Source: 2Q2025 quarterly earnings releases. All other includes ending receivables from commercial banks, savings banks, credit unions and savings and loan associations as of 2Q2025. 2 Bubble size indicates 2Q2025 average net receivables. 3 Source: Federal Reserve of New York Household Debt and Credit report as of 2Q2025. 4 Source: Ending net receivables from 4Q2024 quarterly earnings releases. ~$1.2T ~5% USB Industry Consumer Credit Card Debt Balances3 Industry Consumer Credit Card Debt Balances CAGR 2019-20243 ~3% share of Credit Card Receivables, 7th largest issuer of Credit Cards4 Card Issuing Merchant Processing $ in b ill io ns Peers 1-6 Peers

Card Issuing | Merchant Processing

U.S. Bancorp differentiates through multi-channel distribution

us bancorp	Co-brand	elan
Build **market-leading products** and experiences **expertly marketed** through all customer touchpoints	Create **partnerships** that offer unique and compelling products and experiences that **help partners grow their businesses**	Leverage USB's economies of scale so that **smaller financial institution partners** enjoy the **advantages of a top-10 issuer**
~50% of Revenue[1]	**~20% of Revenue[1]**	**~30% of Revenue[1]**

Bank-brand, Elan and Co-brand **partnerships** provide national **scale and reach**

- PCS competes across all **50** U.S. states and through more than **1,300** partners
- Primary bank client acquisition vehicle with access through **2.1k** branches
- Comprehensive consumer and SMB[2] credit products: cash back, rewards, lending, and debit

[1] Percentage of Payments Service Revenue for the twelve months ended December 31, 2024. [2] SMB = Small and Medium Business.

©2025 U.S. Bancorp

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Card Issuing | Merchant Processing

We focus on durable, high-quality cardmembers with balanced usage

Over 70% of consumers are **FICO 720+,** 11 percentage points higher than industry[1]


720+
800+
760 - 799
720 - 759
680 - 719
<680
Missing
usbancorp
Industry

Consumer Portfolio FICO Distribution

Nearly **60% of spend** is **nondiscretionary**[2]


Discretionary
Nondiscretionary
Dining
Travel
Retail
Gas
Other
Utilities
Automotive
Healthcare
Food
Services

Consumer and SMB Spend

Balanced mix of transactors and revolvers[3] drive diversified income


33%
Fee income
67%
Net interest income

3Q 2025 YTD
PCS Revenue Composition

©2025 U.S. Bancorp

[1] Source: Transunion as of May 2025. [2] For the first half of 2025. [3] Transactors pay the full statement balance every month and do not incur interest. Revolvers pay at least the minimum, but not in full, and incur interest.

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Card Issuing | Merchant Processing

We have had recent success by recognizing the power of our interconnected franchise

% of consumer household clients with a credit card


29%
31%
~40%
6/30/24 Union Bank
6/30/25 Union Bank
6/30/25 Legacy USB

% of business clients with a credit card


13%
15%
~25%
6/30/24 Union Bank
6/30/25 Union Bank
6/30/25 Legacy USB

The **Smartly™ Visa Signature®** consumer card **accelerated deepening Banking + Payments** penetration us bank
Smartly
VISA


RELATIONSHIPS
REACH
Trusted, interconnected bank
PRODUCTS

Expected to launch in 2026, a new **interconnected Business Essentials** card aimed at **deepening our business banking relationships**

Note: MUFG Union Bank was acquired by U.S. Bancorp in December 2022, and the percentages above reflect former Union Bank clients

©2025 U.S. Bancorp

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Card Issuing | Merchant Processing

We have increased tech and digital investments to support growth

Recent investments driving competitiveness and position Credit Card Issuing for success in 2026

Key successes

- Accelerated speed to launch **innovative products**
- Enhanced application platforms to **boost conversion** and **enable instant speed**
- **Modernized online banking** for a seamless, intuitive experience
- Delivered **flexible, customizable solutions** for partners
- Acquired fintech Bento to **augment spend management platform** for small businesses

Elan Mobile App



4.8 Star Rating

React Cloud Apply


Want a quick & secure way to apply?

ExtendPay


Payment #1
Payment #2
Payment #3

Elan Developer Portal
Comprehensive API Library



Bento acquisition
Spend management for SMB

bento for business

Interconnected Smartly



©2025 U.S. Bancorp

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©2025 U.S. Bancorp 13 …and have revitalized our partnership platforms to drive growth Co-brand Partner Examples Nationally leading brands in a diverse set of industries ● # of Elan channel partner financial institutions Full-service agent bank for 1,300+ financial institution partners Elan Partner Examples Awarded, not yet installed Card Issuing Merchant Processing

Card Issuing
Merchant Processing

Three growth strategies are underway to transform the card business

1 Product & marketing innovation

- Increase acquisition marketing investment
- Marketing in growth regions
- Targeted digital campaigns
- Split card for next-gen customers



Acquisition Marketing Investments
YoY Growth


+1.0%
CAGR
+18.2%
vs. 3Q 2024 YTD
2022 - 2024 Average
3Q 2025 YTD

2 Scaling through partnership

- Embed Elan into scaled banking platforms
- Accelerate Edward Jones alliance
- Leverage technology to deliver customized partner experiences



Powered by usbank

A Client Example: Active Accounts Growth


↑~40%
2020
2024

3 Small business expansion

- Business Essentials
- Spend Management
- Deepen with SMBs



Business Essentials

Consumer vs. Business Distribution


SMB ~10%
Consumer ~90%
SMB ~20%
Consumer ~80%
Total Accounts as of August 31, 2025
Revenue 2025 YTD thru August

©2025 U.S. Bancorp
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©2025 U.S. Bancorp 15 We are executing on a strategy to accelerate growth  Mid single digit growth in fees  Market growth in receivables -13.5% 2.0% -4.0% 18.7% 32.1% 3Q24 4Q24 1Q25 2Q25 3Q25 Credit Card New Accounts Year over year change 4.5% 4.7% 4.2% 4.4% 5.2% 3Q24 4Q24 1Q25 2Q25 3Q25 Credit Card Fee Revenue Year over year change $29.0 $29.4 $29.4 $29.6 $30.2 13.5% 13.0% 13.2% 13.0% 13.3% 3Q24 4Q24 1Q25 2Q25 3Q25 Consumer Credit Card Balance ($Bn) & Yield (%)1 1 First and third quarter credit cards yields historically elevated given seasonality Card Issuing Merchant Processing

Card Issuing | Merchant Processing

U.S. Bancorp operates across the full payments value stream

Industry value-chain: How U.S. Bancorp and payment participants generate revenue

						
Consumer	Merchant	**Software**	**Gateway**	**Acquirer**	Network	Issuer
Charges $100 on a card	Sells good or service and accepts payment from consumers	Provides software to merchants to help operate the business	Passes payment data to acquirer and provides integrations	Handles processing of payments on behalf of merchant	Facilitates transactions and data between acquirer and issuer	Provides and manages consumer debit and credit cards

Illustrative industry economics (credit card transaction)

$2.65 (Merchant discount rate) — Acquirer, Network and Issuer

Consumer	Merchant	Software	Gateway	Acquirer	Network	Issuer
$100	$97.30	$0-$80 / month Outside of transaction economics	$0.05	$0.43	$0.15	$2.07 ~85% *Customer Rewards* ~15% *Issuer Share*

elavon by U.S. Bank (Software, Gateway, Acquirer)

us bancorp (Issuer)

©2025 U.S. Bancorp

Note: Customer Rewards and Issuer Share percentages based on analysis from the Federal Reserve Bank of New York (Credit Card Banking, No. 1143, October 2025)

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©2025 U.S. Bancorp 17 Elavon is the 5th largest merchant acquirer in the United States1 Generated ~$1.8B of fee revenue over the last 12 months; ~15% of total fee income for the company2 Small business bankers and 2.1K U.S. Bank branches Clients3 Global Transactions4Global Volume4 $575B+~530K ~8.4B Operating across the U.S., Canada and Europe 1,000+ partners and 500+ Financial Institutions Scale and Reach Retail Healthcare Travel (Airline / Hotel)Restaurants Services 1 2024 Nilson Report (Issue 1282, March 2025); based on Mastercard and Visa purchase volume. 2 For the twelve months ended September 30, 2025. 3 For the nine months ended September 30, 2025. 4 For the twelve months ended December 31, 2024. Card Issuing Merchant Processing

Card Issuing
Merchant Processing

Elavon competes in a dynamic landscape

Differentiated payment capabilities that are embedded, secure, scalable, and backed by U.S. Bank


Operating Margin
High
Low
elavon
by U.S. Bank
Legacy Acquirers[2]
Fintechs[3]
Low
High
Growth

Elavon operates with higher margin and moderately lower growth than its peers[1]

Clients choose us for our:

- Organizational stability, security, and resiliency
- Banking and payments interconnectivity
- Regulatory strength, risk management and data privacy (i.e., Healthcare, Travel)
- Scaled platform provides pricing advantage (i.e., Restaurant, Retail, Services)

Executing on a strategy to accelerate growth while maintaining attractive margins

©2025 U.S. Bancorp

[1] Based on analysis of full year 2024 reported earnings; growth is based on year-over-year change. Elavon's peer set is a combination of legacy acquirers and fintechs. [2] Legacy acquirers include traditional financial institutions and merchant processors. [3] Fintechs include newer entrants that leverage software to expand the acquiring market.

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©2025 U.S. Bancorp 19 Three key strategies to accelerate growth Embedded payments (formerly tech-led) Invest in software and partnerships to better meet merchant needs with value added services Differentiated distribution Increase share of direct sales (i.e., self sourced, branch, relationship manager, digital) to capture additional economics and drive interconnected growth Industry vertical prioritization Focused investment in 5 priority verticals where we win with banking + payments 2 3 1 Card Issuing Merchant Processing

©2025 U.S. Bancorp 20 Embedded payments (formerly tech-led) Embedded payments integrate payment capabilities into owned and partnered software; Grows at ~4x core acquiring 2019 3Q 2025 YTD 20% 34% Percent of total Payments revenue 2-3% per year shift in mix 1. Modern omni-channel payment gateway (Elavon Payment Gateway, or EPG) 2. Expanded suite of next generation APIs 3. Software led solutions 4. Embedded client solutions for our clients (Business Essentials) 5. Agentic commerce 5 Key InitiativesEmbedded Payments Revenue 1 Card Issuing Merchant Processing

©2025 U.S. Bancorp 21 Differentiated distribution Increase our share of direct sales to capture additional economics and drive interconnected growth 2 1. Increase sales and marketing capacity, especially though U.S. Bank channels 2. Brand harmonization 3. Targeted inorganic growth to extend our distribution 3 Key InitiativesElavon Distribution 60% 40% Today 50-60% 50-40% Opportunity Direct Partner / indirect Direct margins are ~40%+ better than indirect / partner models1 1 Annually for the years 2022, 2023, and 2024 Card Issuing Merchant Processing

©2025 U.S. Bancorp 22 Industry vertical prioritization Targeted investment in 5 priority verticals where we win with banking + payments 3 Retail Healthcare Travel (Airline / Hotel)Restaurants Services Small and Medium Business (SMB) Enterprise 30% of revenue1 11% of revenue1 19% of revenue1 12% of revenue1 15% of revenue1 1 Percent of payment services revenue for the nine months ended September 30, 2025. 2 For the nine months ended September 30, 2025. 3 2025 Nilson report ratings. 7 of top 10 largest U.S. hotel brands3 8 of the top 10 global airlines3 Acquired in 2024 to support integrated healthcare payments talech acquired in 2019 to support small businesses 2x penetration of Business Essentials with new small business clients Launched Business Essentials in 2025 Business checking plus talech Strong momentum with 50+ contracts signed YTD2 Card Issuing Merchant Processing

©2025 U.S. Bancorp 23 We are executing on a strategy to accelerate growth and maintain attractive margins  Embedded payments  Differentiated distribution  Industry vertical prioritization Merchant Processing Fee Revenue Year over year change 3.0% 3Q24 2.4% 4Q24 3.5% 1Q25 4.4% 2Q25 5.2% 3Q25 Recent momentum gives us confidence in the path ahead Card Issuing Merchant Processing

©2025 U.S. Bancorp 24 Appendix

©2025 U.S. Bancorp 25 Financial Targets ROA ROTCE Fee Income Growth Efficiency Ratio 1.15% to 1.35% High teens Mid-single digits Mid-to-high 50s Medium-term1 Key assumptions2 Modest GDP growth Stable unemployment rate Moderating inflation Current tax policy Fed Funds rate path consistent with market implied Upward sloping yield curve driven by rate cuts Stable credit quality 1 Medium-term represents 2026 and 2027 2 Key assumptions as of September 12, 2024 and presented at Investor Day

©2025 U.S. Bancorp 26 Non-GAAP Financial Measures ($ in millions) Nine Months Ended September 30, 2025 Line of Business Financial Performance Net Revenue Wealth, Corporate, Commercial and Institutional Banking $ 8,983 Consumer and Business Banking 6,710 Payment Services 5,510 Treasury and Corporate Support 88 Total Company 21,291 Less Treasury and Corporate Support 88 Total Company excluding Treasury and Corporate Support $ 21,203 Percent of Total Company Wealth, Corporate, Commercial and Institutional Banking 42 % Consumer and Business Banking 32 % Payment Services 26 % Treasury and Corporate Support — % Total Company 100 % Percent of Total Company excluding Treasury and Corporate Support Wealth, Corporate, Commercial and Institutional Banking 42 % Consumer and Business Banking 32 % Payment Services 26 % Total Company excluding Treasury and Corporate Support 100%

©2025 U.S. Bancorp 27 Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) September 30, 2025 June 30, 2025 September 30, 2024 Net interest income $ 4,222 $ 4,051 $ 4,135 Taxable-equivalent adjustment (1) 29 29 31 Net interest income, on a taxable-equivalent basis 4,251 4,080 4,166 Net interest income, on a taxable-equivalent basis (as calculated above) 4,251 4,080 4,166 Noninterest income 3,078 2,924 2,698 Less: Securities gains (losses), net (7) (57) (119) Total net revenue, excluding net securities gains (losses) (a) 7,336 7,061 6,983 Noninterest expense (b) 4,197 4,181 4,204 Efficiency ratio (b)/(a) 57.2% 59.2% 60.2 % Net income applicable to U.S. Bancorp common shareholders $ 1,893 $ 1,733 $ 1,601 Intangibles amortization (net-of-tax) 99 98 112 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 1,992 1,831 1,713 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 7,903 7,344 6,815 Average total equity 63,101 61,356 58,744 Average preferred stock (6,808) (6,808) (6,808) Average noncontrolling interests (458) (457) (461) Average goodwill (net of deferred tax liability) (2) (11,609) (11,544) (11,494) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,659) (1,734) (1,981) Average tangible common equity (b) 42,567 40,813 38,000 Return on tangible common equity (a)/(b) 18.6% 18.0% 17.9% (1), (2) – see last page in appendix for corresponding notes

Non-GAAP Financial Measures

(Dollars in Millions, Unaudited)	Three Months Ended September 30, 2025	September 30, 2024	June 30, 2025	June 30, 2024	September 30, 2024	September 30, 2023
Noninterest income	$ 3,078	$ 2,698	$ 2,924	$ 2,815	$ 2,698	$ 2,764
Less: Securities gains (losses), net	(7)	(119)	(57)	(36)	(119)	—
Total noninterest income, excluding net securities gains (losses)	3,085	2,817	2,981	2,851	2,817	2,764
Percent change	9.5 %		4.6 %		1.9 %	

(Dollars in Millions, Unaudited)	September 30, 2025	June 30, 2025	September 30, 2024
Common equity tier 1 capital, determined in accordance with transitional regulatory capital requirements related to the current expected credit losses methodology implementation (a)	50,602	49,382	47,164
Accumulated Other Comprehensive Income (AOCI) related adjustments (3)	(7,638)	(8,458)	(8,648)
Common equity tier 1 capital, including AOCI related adjustments (3) (b)	42,964	40,924	38,516
Risk-weighted assets, determined in accordance with transitional regulatory capital requirements related to the current expected credit losses methodology implementation (c)	465,092	459,521	447,476
Ratios			
Common equity tier 1 capital ratio (a)/(c)	10.9 %	10.7 %	10.5 %
Common equity tier 1 capital ratio, including AOCI related adjustments (3) (b)/(c)	9.2	8.9	8.6

©2025 U.S. Bancorp

(3) – see last page in appendix for corresponding notes

28

Non-GAAP Financial Measures

(Dollars in Millions, Unaudited)	Three Months Ended September 30, 2025	September 30, 2024	June 30, 2025	June 30, 2024	September 30, 2024	September 30, 2023
Net interest income	$ 4,222	$ 4,135	$ 4,051	$ 4,023	$ 4,135	$ 4,236
Taxable-equivalent adjustment (1)	29	31	29	29	31	32
Net interest income, on a taxable-equivalent adjustment basis	4,251	4,166	4,080	4,052	4,166	4,268
Net interest income, on a taxable-equivalent basis (as calculated above)	4,251	4,166	4,080	4,052	4,166	4,268
Noninterest income	3,078	2,698	2,924	2,815	2,698	2,764
Total net revenue	7,329	6,864	7,004	6,867	6,864	7,032
Percentage change (a)	6.8 %		2.0 %		(2.4)%	
Less: Securities gains (losses), net	(7)	(119)	(57)	(36)	(119)	
Total net revenue, excluding net securities gains (losses) (b)	7,336	6,983	7,061	6,903	6,983	7,032
Percent change (c)	5.1 %		2.3 %		(0.7)%	
Noninterest expense (d)	4,197	4,204	4,181	4,214	4,204	4,530
Percentage change (e)	(0.2)%		(0.8)%		(7.2)%	
Less: Notable items (4)	—	—	—	26	—	284
Total noninterest expense, excluding notable items	4,197	4,204	4,181	4,188	4,204	4,246
Percentage change (f)	(0.2)%		(0.2)%		(1.0)%	
Operating leverage (a) - (e)	7.0 %		2.8 %		4.8%	
Operating leverage, excl. notable items and net securities losses (c) - (f)	5.3 %		2.5 %		0.3%	

©2025 U.S. Bancorp

(1), (4) – see last page in appendix for corresponding notes

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©2025 U.S. Bancorp 30 Notes 1. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. 2. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. 3. Includes Accumulated Other Comprehensive Income (AOCI) related to available for sale securities, pension plans, and available for sale to held to maturity transfers. 4. Notable items for the three months ended June 30, 2024 were a $26 million ($19 million net-of-tax) charge for the increase in FDIC special assessment. Notable items for the three months ended September 30, 2023 included $284 million ($213 million net-of-tax) of merger and integration-related charges.